Exhibit 32.2
Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes

-Oxley Act of 2002
In

connection

with

the

Annual

Report

of

USCB

Financial

Holdings,

Inc.

(the

“Company”)

on

Form 10-K

for

the

year
ended

December 31,

2023,

as

filed

with

the

Securities

and

Exchange

Commission

on

the

date

hereof

(the

“Report”), I,
Robert Anderson,

as Chief

Financial Officer

of the

Company,

certify,

to the

best of

my knowledge,

pursuant to

18 U.S.C.
§1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that:
1)

The

Report

fully

complies

with

the

requirements

of

Section 13(a) or

15(d),

as

applicable,

of

the

Securities
Exchange Act of 1934; and
2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
/s/ Robert Anderson
Robert Anderson
Chief Financial Officer
Date: 3/22/2024